                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: AUGUST 14, 2002
                Date of Earliest Event Reported: AUGUST 14, 2002

                            LIBERTY MEDIA CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

               0-20421                                 84-1288730
     (Commission File Number)          (I.R.S. Employer Identification No.)

                             12300 LIBERTY BOULEVARD
                            ENGLEWOOD, COLORADO 80112
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (720) 875-5400

ITEM 9. REGULATION FD DISCLOSURE.

     On August 14, 2002, Liberty Media Corporation (the "Company") filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2002, with the Securities and Exchange Commission. Accompanying such report was a certification by the Company's Chief Executive Officer, Principal Accounting Officer and Principal Financial Officer pursuant to 18 U.S.C. Section 1350, adopted as
Section 906 of the Sarbanes-Oxley Act of 2002. A copy of such certification is attached hereto as Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2002

                                     LIBERTY MEDIA CORPORATION


                                     By: /s/ Christopher W. Shean
                                         ----------------------------------
                                     Name:  Christopher W. Shean
                                     Title: Senior Vice President and Controller

                                  EXHIBIT INDEX


EXHIBIT   DESCRIPTION
-------   -----------
99.1      Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.


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